Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA  19355
610-722-0900         800-787-3334




Semi-Annual  Report
June 30, 2003






Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com





Managed by:
Morris Capital Advisors, Inc.
























Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355

June 30, 2003
Dear Fellow Shareholders:

     The 2nd Quarter of 2003 finally provided some good news for beleaguered investors. It feels good to report positive returns to shareholders again.
The stock market rally, and inflows from new and existing shareholders boosted Fund assets over $5.8 million.

Rocky 2

     When I wrote to you just 3 months ago I compared the market action to the character made famous by Silvester Stallone in the 70's. At that time the market had just begun to rally after getting pounded early in the year, and I said that it had the potential for a "Rocky" script.

     In a comeback befitting our hero, the markets rebounded from the depths of defeat to recoup its losses and turn sharply positive by the end of June. At the lows in mid-March the S&P 500 was down 8.6% for the year, after a decline of 23.4% the previous year. In just 3 months the market rallied 21.2% from the lows, recovering more than half of the decline suffered over the prior 15 months. The markets have won an incredible victory and we can go home, a little tired, as the music plays and the credits roll on the screen.

     But life and the financial markets are not limited to 90 minute scripts. The question now is whether this market can defend its bull market title or will it buckle at the knees and collapse. Rather than mangle any more movie metaphors, a look at this market compared to the last multi-year decline in 1973-74 might be instructive.

     During that decline the S&P 500 lost 42.9%.  The Price to Earnings ratio
(PE) dropped to 7.3, 10-year yields were 7.4%, and inflation was 12.3%. During the following two years the S&P rose 56.7% while Earnings per share
(EPS) rose just 4.3%.

     Over the last 3 years the S&P dropped 49.2% from its peak. Now, the PE on forward earnings is 17.5, 10-year yields are 2.5% and inflation is 2.4%. The market has rebounded 25.6% from the lows while earnings are expected to rise 30% over the next two years.

     At this point the market has recovered less than half of the gain recorded after the 73-74 decline. The PE is higher, but that is offset by much lower yields and inflation. The big difference at this point is the potential for earnings to increase much faster than 73-74. If companies are able to achieve decent earnings growth this market rebound could easily eclipse the gains recorded in the 70's.

The Manor Fund

     The Manor Fund outperformed the S&P 500 Index and the Lipper Large-Cap Core mutual fund index for the quarter, and trailing year. The Fund was helped by gains in Best Buy, Kaufman & Broad Home, Citrix Systems, and MBNA Bank.

     Best Buy continued to rise steadily because it is still gaining market share from competitors without sacrificing profitability. Kaufman & Broad jumped sharply in late May, to an all-time high, but still trades at a reasonable valuation. Citrix Systems continues to rebound from the lows in mid-March as revenues and earnings respond to increased information technology spending. MBNA Bank rebounded on the expectation of better earnings and lower default rates as the economy improves.

     The Fund was hurt by declines in Freddie Mac, and Nabors Industries, and sluggish performance from Reebok, Fannie Mae, and General Motors. Freddie Mac declined after announcing a management shakeup and accounting change regarding hedged positions. This company was one of the best performers in the Fund just last year, and was the subject of several complementary articles in the press regarding their hedging practices. Nabors declined late in the quarter as falling natural gas prices reduced investor expectations for future earnings. Reebok, Fannie Mae, and General Motors all rose during the quarter, but not enough to match the dramatic rise of the market. Reebok and GM were both hurt by a weak retail economy, while Fannie Mae was restrained by comparison the problems at Freddie Mac.


The Growth Fund

     The Growth Fund also outperformed S&P 500 Index and the Lipper Large-Cap Growth mutual fund index for the trailing year, and since inception. The Fund was helped by gains in Cendant, Ivax, AmeriSource Bergen, Ebay, and Monster Worldwide.

     Cendant rose steadily as revenues grew in both the Real Estate and Travel Services divisions. Ivax rose throughout the quarter on prospects of new drug approvals and a better environment for generic drug makers. AmeriSource Bergen rose on expectations that Medicare reforms will help the growth of this drug distributor. Ebay continued its rise as the success of its online auction model becomes more apparent. Monster International rebounded from depressed levels after a corporate restructuring returned the focus to its core business.

     The Fund was hurt by declines in Cytyc, Valero Energy, United Health Services, and Qualcomm. Cytyc declined sharply after announcing lower earnings expectations. Valero Energy declined after performing well in the previous quarter, as the price of oil declined. Universal Health Services struggled as accounting and management problems at several competitors reduced valuations throughout the sector. Qualcomm declined slightly over concerns about competition among the competing wireless communication technology standards.

     During the quarter we purchased American International Group and Interactive Corp. to further reduce the substantial cash reserves built during the market decline. American International Group is an insurance and financial services company with operations in the U.S. and abroad. Interactive Corp. , managed by Barry Diller, facilitates direct-to-consumer transactions for home shopping, entertainment, travel, entertainment, and teleservices.


The Bond Fund

     The Bond Fund rose 1.00% for the Quarter and 4.91% for the trailing year. The fund portfolio is managed to preserve principal in this volatile market so as to provide shareholders with a low risk alternative to stocks. The fund's investment portfolio of US Treasury securities is very conservative, with an average maturity for the entire portfolio of only 2.4 years, an average duration of 2.2 years, and an average yield to maturity of 1.55%.


The Next Round

     I believe that economic growth will continue to improve as a result of low interest rates, recent tax cuts, corporate cost cutting, and a lower dollar. With low interest rates and low inflation, a stronger economy should contribute to earnings growth consistent with the current estimates. In this environment the stock market could repeat the rebound of 73-74. If so, this remains an attractive opportunity to invest, and I urge investors that have moved to cash or the bond market to move back to stocks. Even a moderate rebound will outperform the returns available in either of these two alternatives.

     In the Fund portfolios, I will continue to reduce the cash reserves that built up during the market decline by investing in companies with attractive growth prospects trading a reasonable valuations.


                        Sincerely,
                        Daniel A. Morris













Manor Fund
June 30, 2003

Portfolio of Investments

                                                    Market
Description                        Shares            Value
-----------------------------   ---------       ----------
Common & Preferred Stock

Consumer Staples      7.5%
Pepsico                            1,560            69,420
Reebok                             2,090            70,287
                                                ----------
                                                   139,707
Consumer Disc.        1.8%
AOL  Time Warner                  2,930             47,144
                                                ----------
                                                    47,144
Retail                7.7%
Best Buy                          2,190             96,185
Cardinal Health                   1,305             83,911
                                                ----------
                                                   180,096
Medical              12.3%
Anthem                             800              61,720
Manor Care                       2,590              64,776
Merck                              810              49,045
Pfizer                           2,130              72,739
                                                ----------
                                                   248,281
Automobile           2.3%
General Motors                   1,190              42,840
                                                ----------
                                                    42,840
Basic Materials      3.1%
Alcan                           1,940               60,702
                                                ----------
                                                    60,702
Industrial Products  1.7%
Tyco Intl Ltd.                 2,240                42,515
                                                ----------
                                                    42,515
Construction         3.4%
Kaufman & Broad                1,310                81,194
                                                ----------
                                                    81,194
Multi-Industry       3.3%
General Electric               2,270                65,104
                                                ----------
                                                    65,104
Computer            11.6%
Cisco                          2,350                39,456
Citrix Systems                 2,570                52,325
Hewlett-Packard                1,960                41,748
Intel                          2,020                42,036
IBM                              950                78,375
                                                ----------
                                                   253,941
Aerospace            1.8%
Boeing                         1,230                42,213
                                                ----------
                                                    42,213
Oil                  8.8%
Devon Energy                  1,220                 65,148
Nabors                        1,010                 39,925
Occidental Pet.               1,820                 61,061
                                                ----------
                                                   166,134
Finance             15.2%
Allstate Insurance            1,480                 52,762
Citigroup                     1,769                 75,713
Fed Nat Mtg Assoc               920                 62,045
Freddie Mac                     920                 46,708
MBNA Corp.                    3,070                 63,979
                                                ----------
                                                   301,207
Utilities            2.8%
Exelon                          970                 58,016
                                                ----------
                                                    58,016
Other Assets         3.4%
S&P 500 SPDR                    690                 67,365
                                                ----------
                                                    67,365

Cash and Equiv.     13.4%
1st Am. Gov't Obl.                                 181,684
FNBCC Inv. Ch.                                      42,546
                                                ----------
                                                   224,230

                                                ----------
Total Portfolio                                  2,020,689
                                                ==========









Top Five Holdings
Company                  Industry          % of Net Assets
-------------------  ------------          ---------------
Kaufman & Broad      Construction                    5.5 %
General Motors         Automobile                    5.1 %
Chevron Texaco               Oils                    5.0 %
Fed Nat'l Mtg Assoc       Medical                    4.6 %
Cardinal Health            Retail                    4.5 %



Top Five Industries
Industry                   % of Net Assets
-----------------          ---------------
Finance                             13.6 %
Computer                            13.6 %
Medical                             12.0 %
Oil                                 10.3 %
Construction                         5.5 %



Fund Performance
                                           Trailing          Annualized
Total Return                   3 Months        Year     Since Inception
---------------------------   ---------   ---------    ----------------
Manor Fund                     -14.24 %    -26.23 %              2.09 %
Lipper Large-Cap Core Index    -12.41 %    -17.23 %              5.65 %
S&P 500 Index                  -13.39 %    -17.98 %              9.81 %























Growth Fund
June 30, 2003

Portfolio of Investments
                                                    Market
Description                        Shares            Value
------------------------------   --------       ----------
Common & Preferred Stock

Consumer Staples      2.1%
Jones New York                     1,270            37,160
                                                ----------
                                                    37,160
Consumer Disc.        6.8%
Barnes & Noble                     1,480            34,114
Cendant Corp.                      3,910            71,631
Mohawk Inc.                          720            39,982
Interactive Corp.                  1,570            61,748
                                                ----------
                                                   207,475
Retail              9.7 %
Amerisource Berg.                    900            62,415
Bed, Bath, Beyond                  1,400            54,348
Ebay                                 760            79.040
                                                ----------
                                                   195,803
Medical             17.1%
Andrx Group                        1,120            22,344
Cytyc Corp                         3,230            34,077
Express Scripts                      980            67,042
Forest labs                          940            51,465
Ivac Corp                          2,843            50,747
Quest Diagnostics                    700            44,660
Universal Health                   1,120            44,374
                                                ----------
                                                   314,709
Computer           21.3%
Cisco                                620            10,410
Concord EFS                        1,740            25,613
Dell Computer                      2,130            67,819
Intel                              2,500            52,025
Microsoft Corp.                    2,060            52,818
Qualcomm                           1,320            47,441
Sun Microsystems                   2,080             9,672
Vishay                             4,170            55,044
Waters Corp.                       1,110            32,334
Xilinx                             2,550            64,515
                                                ----------
                                                   417,691
Oil                5.7%
GlobalSanteFe                     1,835             42,829
Valero Energy                     1,380             50,136
                                                ----------
                                                    92,965
Finance            7.9%
American Int. Group               1,160             64,009
Greenpoint Fin.                   1,020             51,959
T. Rowe Price                       790             29,838
Washington Mutual                 1,800             74,340
                                                ----------
                                                   220,146
Transportation     1.4%
Tidewater                          830              24,377
                                                ----------
                                                    24,377
Business Services  0.6%
Hudson Highland                     75               1,416
Monster Worldwide                1,000              19,730
                                                ----------
                                                    21,146
Other Assets       3.4%
S&P 500 SPDR                      660               64,436
                                                ----------
                                                    64,436

Cash and Equiv.   24.0%
1st Am. Gov't Obl.                                 227,619
FNBCC Inv. Choice                                  108,569
                                                ----------
                                                   336,188

                                                ----------
Total Portfolio                                  1,932,096
                                                ==========




















Top Five Holdings
Company                      Industry             % of Net Assets
--------------           ------------             ---------------
S&P 500 SPDR             Other Assets                       4.3 %
Amerisource Bergen             Retail                       3.7 %
Washington Mutual             Finance                       3.5 %
Universal Health Svcs         Medical                       3.5 %
Microsoft Corp.              Computer                       3.4 %




Top Five Industries
Industry                   % of Net Assets
------------------------   ---------------
Computer                            16.8 %
Medical                             16.0 %
Other Assets                         8.8 %
Finance                              8.4 %
Consumer Discretionary               8.1 %




Fund Performance
                                           Trailing          Annualized
Total Return                   3 Months        Year     Since Inception
-----------------------------  --------    --------     ---------------
Growth Fund                    -11.80 %    -16.13 %             -7.75 %
Lipper Large-Cap Growth Index  -15.73 %    -24.99 %            -17.04 %
S&P 500 Index                  -13.39 %    -17.98 %             -9.13 %





















Bond Fund
June 30, 2003


Portfolio of Investments
                                                            Market
Description                              Par Value           Value
------------------------------------    ----------     -----------
Government Bonds     91.8 %

Less than 1 year to maturity
U.S. Treasury  3.875%   Due 07-31-03       100,000        100,250
U.S. Treasury  2.750%   Due 10-31-03       250,000        251,562

1 to 3 years to maturity
U.S. Treasury  5.250%   Due 05-15-04        80,000         82,925
U.S. Treasury  6.000%   Due 08-15-04       100,000        105,500
U.S. Treasury  2.000%   Due 11-30-04       300,000        303,562
U.S. Treasury  1.500%   Due 02-28-05       200,000        200,938
U.S. Treasury  5.875%   Due 11-15-05        50,000         55,172
U.S. Treasury  5.625%   Due 02-15-06       100,000        110,594

3 to 5 years to maturity
U.S. Treasury  4.625%   Due 05-15-06        50,000         54,204
U.S. Treasury  3.250%   Due 08-15-07       200,000        208,812

5 to 10 years to maturity
U.S. Treasury  5.500%   Due 05-15-09       100,000        115,281
U.S. Treasury  6.000%   Due 08-15-09       100,000        117,969
U.S. Treasury  5.000%   Due 02-15-11        50,000         56,125
Accrued Interest                                           16,198

                                                      -----------
                                                        1,779,092


Cash and Equiv.      8.2 %
1st American Treasury Obligations                          38,029
FNBCC Inv. Choice                                          27,536
                                                      -----------
                                                           65,565


                                                      -----------
Total Portfolio                                         1,844,657
                                                      ===========






Top Five Holdings
Security                                     % of Net Assets
--------------------------------------       ---------------
US Treasury 4.625% due  2/28/2003                     13.2 %
US Treasury 6.0% due  8/15/2009                        9.4 %
US Treasury 5.625 % due  2/15/2006                     9.2 %
US Treasury 6.0% due  8/15/2004                        9.2 %
US Treasury 5.50 % due  5/15/2009                      9.1 %



Fund Performance
                                           Trailing          Annualized
Total Return                   3 Months        Year     Since Inception
--------------------------    ---------   ---------     ---------------
Bond Fund                        2.93 %      6.01 %              5.83 %
Lipper US Government             3.81 %      8.43 %              7.48 %
Lehman Inter. Gov't Index        3.93 %      8.09 %              7.48 %


































Manor Investment Funds, Inc.
Statement of Assets and Liabilities
June 30, 2003

                                              Six Months Ended June 30, 2002
                                       Manor          Growth            Bond
                                        Fund            Fund            Fund
                                 -----------     -----------     -----------
ASSETS
Investments in Securities        $ 1,796,228     $ 1,596,121     $ 1,762,915
Cash                                 224,230         336,188          65,565
Dividends & Interest Receivable          548             971          16,223
                                 -----------     -----------     -----------
Total Assets                       2,021,006       1,933,280       1,844,704


LIABILITIES
Expenses Payable                     (1,933)          (1,990)         (2,948)
                                -----------      -----------     -----------
Total Liabilities                    (1,933)          (1,990)         (2,948)


                                -----------      -----------     -----------
NET ASSETS                      $ 2,022,939      $ 1,935,270     $ 1,847,651
                                ===========      ===========     ===========



NET ASSETS CONSIST OF:

Capital Stock
(par value and paid-in capital)  $ 2,221,411     $ 2,453,588     $ 1,735,246
Accumulated net investment income(loss)
                                     (13,061)        (32,510)         25,435
Accumulated net realized (loss)
                                    (127,206)       (248,454)             67
Net unrealized appreciation (depreciation)
                                     (58,205)       (237,354)         86,903

                                -----------      -----------     -----------
NET ASSETS                     $  2,022,939     $  1,935,270    $  1,847,651
                                ===========      ===========     ===========


CAPITAL SHARES OUTSTANDING
(10,000,000 authorized shares;
 $.001 par value)                    168,110         243,475         166,007
                                 ===========     ===========     ===========

NET ASSET VALUE PER SHARE
                                     $ 12.03          $ 7.95         $ 11.13
                                 ===========     ===========     ===========




Manor Investment Funds, Inc.
Statement of Operations
June 30, 2003
                                             Six Months Ending June 30, 2002
                                       Manor          Growth            Bond
                                        Fund            Fund            Fund
                                 -----------     -----------     -----------
Investment Income
Dividends
                                 $   10,684        $   3,095      $    - 0 -
Interest                              1,771            3,065          31,962
                                -----------      -----------     -----------
Total Investment Income              12,455            6,160          31,962


Expenses
Management Fees                       8,913            8,349           4,734
Professional Fees                     5,894            5,058           6,216
Trustee Fees                          1,244            1,312           1,795
Registration Fees                       375              100             460
Taxes                                   150              150             377
Miscellaneous Fees                   (3,138)          (2,120)        (3,892)
                                -----------      -----------     -----------
Total Expenses                       13,438           12,859           9,691


                                -----------      -----------     -----------
Net Investment Income (Loss)           (983)          (6,689)         22,270


Realized & Unrealized Gain (Loss) on Investments
Net Realized gain (loss)
     on Investments                   -0-               -0-             (633)
Net Change in Unrealized Appreciation/Depreciation on Investments
                                   256,819           210,077           4,461
                                -----------      -----------     -----------

Net realized and Unrealized Gain (Loss) on Investments
                                   256,819           210,077           3,828
                                -----------      -----------     -----------
Net Increase (Decrease) in Net Assets Resulting from Operations
                                 $  255,836       $  203,388        $ 26,098
                                ===========      ===========     ===========





Manor Investment Funds, Inc.
Statement of Changes in Net Assets
June 30, 2003

                                             Six Months Ending June 30, 2002
                                       Manor          Growth            Bond
                                        Fund            Fund            Fund
                                 -----------     -----------     -----------
Increase (Decrease) in Net Assets from Operations
Net Investment (Loss) Income
                                   $    (216)    $    21,067     $    24,243
Net realized gain (Loss) on investments
                                      30,250         (13,070)          7,381
Net Change in Unrealized Appreciation/Depreciation on Investments
                                    (373,852)       (218,679)         (2,923)
                                -----------      -----------     -----------
Net increase/decrease in net assets resulting from operations
                                    (343,818)       (210,682)         28,701

Distributions to Shareholders from
Net Investment Income                 - 0 -            - 0 -           - 0 -
Net Realized Gain                     - 0 -            - 0 -           - 0 -
                                -----------      -----------     -----------
Total Distributions                   - 0 -            - 0 -           - 0 -

Capital Share Transactions
Proceeds from shares sold          173,229          337,934          380,867
Proceeds From Reinvestment
     of Distributions                - 0 -            - 0 -            - 0 -
Payments for shares redeemed      (127,945)         (80,132)        (725,667)
                                -----------      -----------     -----------
Net Increase in Net Assets From
     Capital Share Transactions     45,284          257,802         (344,800)
                                -----------      -----------     -----------
Total Increase in Net Assets      (298,534)          47,120         (316,099)

Net Assets:
Beginning of Year                 2,086,893        1,522,153       1,476,423
                                -----------      -----------     -----------
End of Year                     $ 1,788,359      $ 1,569,273     $ 1,160,324
                                ===========      ===========     ===========


Transactions in Shares of Fund
Sold                                13,521           38,993           35,452
Issued in reinvestment
        of distributions             - 0 -            - 0 -            - 0 -
Redeemed                           (10,172)          (9,051)         (67,846)
                                -----------      -----------     -----------
Net increase/decrease in
  outstanding-shares of the Fund      3,349          29,942          (32,394)
                                ===========      ===========     ===========




Manor Investment Funds, Inc.
Notes to Financial Statements
June 30, 2003


Note 1-Organization

Incorporated in Pennsylvania on September 13, 1995, Manor Investment Funds, Inc. (the Company) was in the initial stages of development until January 27, 1996 when it began to sell shares of its stock to the public. The Company is an open-end, non-diversified management investment company, registered under the Investment Company Act of 1940. Manor Fund, Growth Fund, and Bond Fund (collectively referred to as the Funds) presently constitute Manor Investment Funds, Inc. The primary investment objectives of each of these Funds follow:

Manor Fund:
Conservative capital appreciation and current income, investing primarily in common stock of large corporations in the United States.

Growth Fund:
Long-term capital appreciation, investing primarily in common stock of U.S. corporations.

Bond Fund:
Intermediate-term fixed income, investing primarily in U. S. Government obligations.



Note 2-Significant Accounting Policies

Following is a summary of the Funds' significant accounting policies which are in conformity with generally accepted accounting principles for investment companies:

Security Valuation and Accounting:
Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.

The Funds follow industry practice and record security transactions on the trade date.

Cash:
Cash consists of checking and money market accounts with the custodian. As financial instruments, such accounts potentially subject the Funds to concentration of credit risk. The carrying value of these accounts approximates market value due to their short-term nature.

Federal Income Taxes:
The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income. Accordingly, no provision for federal income tax or excise tax is required in these financial statements.

Distributions:
Each Fund generally pays, or intends to pay dividends from net investment income and to distribute net capital gains that it realizes. Distributions to shareholders are recorded on the ex-dividend date.

Realized Gains and Losses on Investment Transactions:
Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Accounting Estimates:
Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Other:
Interest income is recognized on the accrual basis. When applicable, premiums and discounts on purchased U. S. government obligations are amortized or accreted to interest income over the life of the obligation.

As mutual funds, the Funds' investments are subject to stock market risk, bond market risk and inflation risk. Manor Fund and Growth Fund will have higher exposure to stock market risk because of their significant investments in stocks. Bond Fund will have higher exposure to bond market risk and inflation risk because of its significant investments in U.S. Treasury Notes.



Note 3-Related Party Transactions

Daniel A. Morris, President of Manor Investment Funds, Inc., is also the sole shareholder, officer and director of Morris Capital Advisors, Inc. (Morris). Mr. Morris (and his wife) and other directors, own shares in the Funds. Each of the Funds has an investment management and advisory services agreement (the Agreements) with Morris.

Monthly, the Funds pay Morris Capital Advisors a fee equivalent to one percent per annum of the daily average net assets of the Manor and Growth Funds (.5 percent for Bond Fund). Each of the Funds bears expenses necessary and incidental to the conduct of its business.

The Agreements must be approved annually by a majority vote of the Funds' non-interested Board of Directors.


Note 4-Investment Transactions

Purchases of investment securities for Manor, Growth and Bond aggregated $372,712, $284,009 and $654,523, respectively in 2002; sales aggregated $451,921, $194,964, and $408,078 for Manor, Growth, and Bond, respectively.

For income tax purposes, Manor Fund has capital loss carryovers of $127,207. Growth Fund capital losses total $248,454. Such losses were generally realized from 1999 through 2002 and will be carried forward to offset future realized capital gains. If not used, they will expire in 2007 through 2010.

Each Fund portfolio consists of securities that have risen in value since their purchase (called unrealized gain), or securities that have fallen in value (unrealized loss) since their purchase. At December 31, 2002, net unrealized appreciation and depreciation of investment securities for financial reporting and federal income tax reporting were as follows:

Manor Fund:
Net unrealized depreciation of $315,025 consisted of unrealized gains of $56,548 and unrealized losses of $371,573.

Growth Fund:
Net unrealized depreciation of $447,431 consisted of unrealized gains of $71,60 and unrealized losses of $519,031.

Bond Fund:
Net unrealized appreciation of $82,442 consists solely of unrealized gains on U.S. Government obligations.



Note 5-Custody Agreement

Under an agreement, The First National Bank of Chester County (FNB) acts as the custodian for each of the Funds. FNB charges fees in accordance with its standard rates for such services, payable monthly.


Manor Investment Funds, Inc.


Fund Office:
15 Chester County Commons
Malvern,  PA 19355

610-722-0900      800-787-3334



www.manorfunds.com